Exhibit 10.2

SECOND AMENDED AND RESTATED REVOLVING NOTE

$50,000,000	June 13, 2022

FOR VALUE RECEIVED, the undersigned, OrthoPediatrics Corp., a Delaware corporation (“OrthoPediatrics”), OrthoPediatrics US Distribution Corp., a Delaware corporation (“OrthoPediatrics US”), OrthoPediatrics EU Limited, a company incorporated and registered in England and Wales (“OrthoPediatrics EU”), OrthoPediatrics Aus Pty Ltd., a company organized under the laws of Australia (“OrthoPediatrics Aus”), OrthoPediatrics NZ Ltd., a company organized under the laws of New Zealand (“OrthoPediatrics NZ”), Orthex, LLC, a Florida limited liability company (“Orthex”), OP EU B.V., a company organized under the laws of the Netherlands (“OP EU Netherlands”), OP Netherlands B.V., a company organized under the laws of the Netherlands (“OP Netherlands”), Telos Partners, LLC, a Colorado limited liability company (“Telos”), ApiFix Ltd., a company organized under the laws of Israel (“ApiFix Israel”), OrthoPediatrics GmbH, a company organized under the laws of Germany (“OrthoPediatrics Germany”), OrthoPediatrics Iowa Holdco, Inc., a Delaware corporation (“OrthoPediatrics Iowa Holdco”), MD Orthopaedics, Inc., an Iowa corporation (“MD Ortho”), and MD International, Inc., an Iowa corporation (“MD International” and together with OrthoPediatrics, OrthoPediatrics US, OrthoPediatrics EU, OrthoPediatrics Aus, OrthoPediatrics NZ, Orthex, OP EU Netherlands, OP Netherlands, Telos, ApiFix Israel, OrthoPediatrics Germany, OrthoPediatrics Iowa Holdco and MD Ortho, “Borrowers” and individually a “Borrower”), jointly and severally promise to pay to the order of Squadron Capital LLC, a Delaware limited liability company (the “Lender”), at the place and times provided in the Fourth Amended and Restated Loan and Security Agreement referred to below, the lesser of (i) the principal amount of $50,000,000 or (ii) the principal amount of the Revolving Loan outstanding and owing to the Lender, together with all the accrued and unpaid interest under this Second Amended and Restated Revolving Note pursuant to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of December 31, 2017 (as amended, supplemented, modified or restated from time to time, the “Fourth Amended and Restated Loan Agreement”) by and among Borrowers and Lender. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Fourth Amended and Restated Loan Agreement.

The unpaid principal amount of this Second Amended and Restated Revolving Note from time to time outstanding is subject to mandatory repayment as provided in the Fourth Amended and Restated Loan Agreement and shall bear interest as provided in Section 3.1(b) of the Fourth Amended and Restated Loan Agreement. This Second Amended and Restated Revolving Note may be voluntarily prepaid from time to time as provided in the Fourth Amended and Restated Loan Agreement and any principal amounts repaid may be borrowed, repaid (without premium or penalty) and reborrowed again, from time to time in whole or in part. All payments of principal and interest on this Second Amended and Restated Revolving Note shall be payable in lawful currency of the United States of America in immediately available funds to such account as the Lender shall specify from time to time by notice to the Borrowers. The principal and all accrued and unpaid interest under this Second Amended and Restated Revolving Note shall be due and payable on the Maturity Date.

This Second Amended and Restated Revolving Note is entitled to the benefits of, and evidences Obligations incurred under, the Fourth Amended and Restated Loan Agreement, to which reference is made for a description of the security for this Second Amended and Restated Revolving Note and for a statement of the terms and conditions on which Borrowers are permitted and required to make prepayments and repayments of principal of the Obligations evidenced by this Second Amended and Restated Revolving Note and on which such Obligations may be declared to be immediately due and payable.

THIS SECOND AMENDED AND RESTATED REVOLVING NOTE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.

Each Borrower hereby waives all requirements as to diligence, presentment, demand of payment, protest and (except as required by the Fourth Amended and Restated Loan Agreement) notice of any kind with respect to this Second Amended and Restated Revolving Note.

This Second Amended and Restated Revolving Note constitutes a renewal and restatement of, and replacement and substitution for, that certain Revolving Note dated as of August 4, 2020 in the principal amount of $25,000,000 executed by the Borrowers and made payable to the order of Lender (the “Prior Note”). The indebtedness evidenced by the Prior Note is continuing indebtedness evidenced hereby, and nothing herein shall be deemed to constitute a payment, settlement or novation of the Prior Note, or to release or otherwise adversely affect any lien, or any equivalent in the respective jurisdictions, mortgage or security interest securing such indebtedness or any rights of Lender against any guarantor, surety or other party primarily or secondarily liable for such indebtedness.

* * Signature Page to Follow * *

IN WITNESS WHEREOF, each of the undersigned has executed this Second Amended and Restated Revolving Note as of the day and year first written above.

BORROWERS:

ORTHOPEDIATRICS CORP.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

ORTHOPEDIATRICS US DISTRIBUTION CORP.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

ORTHOPEDIATRICS EU LIMITED

By:	/s/ Fred Hite
Name: Fred Hite
Title: Director

ORTHOPEDIATRICS AUS PTY LTD

By:	/s/ Fred Hite
Name: Fred Hite
Title: Director

ORTHOPEDIATRICS NZ LTD

By:	/s/ Fred Hite
Name: Fred Hite
Title: Chief Financial Officer

ORTHEX, LLC

By:	/s/ Fred Hite
Name: Fred Hite
Title: Manager

OP EU B.V.

By:	/s/ Fred Hite
Name: Fred Hite
Title: Managing Director

OP NETHERLANDS B.V.

By:	/s/ Fred Hite
Name: Fred Hite
Title: Managing Director

TELOS PARTNERS, LLC

By:	/s/ Fred Hite
Name: Fred Hite
Title: Chief Financial Officer

APIFIX LTD.

By:	/s/ Fred Hite
Name: Fred Hite
Title: Director

ORTHOPEDIATRICS GMBH

By:	/s/ Fred Hite
Name: Fred Hite
Title: Managing Director

ORTHOPEDIATRICS IOWA HOLDCO INC.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

MD ORTHOPAEDICS, INC.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer

MD INTERNATIONAL, INC.

By:	/s/ David Bailey
Name: David Bailey
Title: President & Chief Executive Officer